This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                           ADJUSTABLE RATE POPULATION


SELECTION CRITERIA: ADJUSTABLE RATE POPULATION
TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV



1. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                MORGAGE
                                                  AGGREGATE     POOL BY         AVG      WEIGHTED
                                     NUMBER        CUT-OFF     AGGREGATE     MORTGAGE    AVERAGE    WEIGHTED   WEIGHTED
                                       OF           DATE        CUT-OFF        LOAN       GROSS     AVERAGE     AVERAGE    WEIGHTED
                                    MORTGAGE      PRINCIPAL    PRINCIPAL     PRINCIPAL   INTEREST    GROSS     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL                  LOANS         BALANCE      BALANCE       BALANCE      RATE      MARGIN       LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                   1,341      214,432,483       49.91       159,905      7.525      6.373      81.67      590.8
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                 1,025      195,283,482       45.46       190,520      7.451      6.098      80.06      631.6
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                      105       18,940,503        4.41       180,386      7.354      5.912      84.24      611.4
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                 6          950,663        0.22       158,444      7.369      5.015      87.81      707.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,477      429,607,131      100.00       173,438      7.484      6.225      81.06      610.5
------------------------------------------------------------------------------------------------------------------------------------



2. CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                               % OF
                                                              MORGAGE
                                               AGGREGATE      POOL BY        AVG      WEIGHTED
                                     NUMBER     CUT-OFF      AGGREGATE    MORTGAGE    AVERAGE     WEIGHTED    WEIGHTED
                                       OF        DATE         CUT-OFF       LOAN       GROSS      AVERAGE      AVERAGE     WEIGHTED
                                    MORTGAGE   PRINCIPAL     PRINCIPAL    PRINCIPAL   INTEREST     GROSS      ORIGINAL     AVERAGE
CREDIT SCORE                         LOANS      BALANCE       BALANCE      BALANCE      RATE       MARGIN        LTV      FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                                3        826,139       0.19       275,380      8.428       6.801       65.38       500.0
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                              195     31,132,017       7.25       159,651      8.577       6.471       73.44       510.6
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                              266     41,514,028       9.66       156,068       8.35       6.618       75.53       530.3
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                              270     41,959,731       9.77       155,406      7.993       6.523       78.14       550.9
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                              219     35,136,409       8.18       160,440      7.665       6.394       78.93       570.8
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                              271     45,407,729      10.57       167,556      7.574       6.322       81.69       590.8
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                              235     40,580,570       9.45       172,683      7.372       6.185       83.93       610.9
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                              284     51,501,991      11.99       181,345      7.082       6.032       84.84       631.2
------------------------------------------------------------------------------------------------------------------------------------
641 - 660                              254     46,401,708      10.80       182,684      7.064       6.040       83.75       650.5
------------------------------------------------------------------------------------------------------------------------------------
661 - 680                              178     33,990,468       7.91       190,958      7.054       6.016       84.34       669.9
------------------------------------------------------------------------------------------------------------------------------------
681 - 700                              125     24,003,161       5.59       192,025      6.821       5.879       83.87       690.3
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                               70     14,272,974       3.32       203,900      6.876       6.061       81.79       708.8
------------------------------------------------------------------------------------------------------------------------------------
721 - 740                               62     12,965,094       3.02       209,114      6.688       5.678       82.96       730.5
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                               24      5,152,172       1.20       214,674      6.625       5.953       78.40       751.8
------------------------------------------------------------------------------------------------------------------------------------
761 - 780                               15      3,330,450       0.78       222,030      6.854       5.897       85.17       767.6
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                                6      1,432,490       0.33       238,748      6.216       6.231       80.78       786.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,477    429,607,131     100.00       173,438      7.484       6.225       81.06       610.5
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 799
Non-Zero Weighted Average: 611

3. RANGE OF ORIGINAL LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                % OF
                                                               MORGAGE
                                                  AGGREGATE    POOL BY        AVG       WEIGHTED
                                     NUMBER        CUT-OFF    AGGREGATE    MORTGAGE     AVERAGE     WEIGHTED   WEIGHTED
                                       OF           DATE       CUT-OFF       LOAN        GROSS      AVERAGE     AVERAGE    WEIGHTED
                                    MORTGAGE      PRINCIPAL   PRINCIPAL    PRINCIPAL    INTEREST     GROSS     ORIGINAL    AVERAGE
RANGE OF ORIGINAL LTV RATIOS (%)     LOANS         BALANCE     BALANCE      BALANCE       RATE       MARGIN       LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                            2         170,455       0.04       85,228       7.705       5.733       18.89       580.0
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                            1          64,697       0.02       64,697         5.2       5.150       24.81       711.0
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                            1          80,790       0.02       80,790        6.75       5.700       26.56       534.0
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                            5         538,891       0.13      107,778       8.002       6.483       31.55       535.8
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                            6         599,638       0.14       99,940       6.743       5.859       38.32       607.1
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                            7         688,264       0.16       98,323       7.192       6.342       42.33       581.0
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                           23       2,996,321       0.70      130,275       7.568       6.388       48.22       576.7
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                           32       4,631,274       1.08      144,727       7.353       6.068       52.85       583.8
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                           60       9,843,156       2.29      164,053       7.662       6.291       58.01       550.8
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                           97      16,611,147       3.87      171,249       7.706       6.273       63.53       566.7
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                          146      26,608,471       6.19      182,250       7.858       6.468       68.83       570.3
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                          224      35,809,091       8.34      159,862       7.618       6.456       74.27       587.0
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                          795     140,405,346      32.68      176,610        7.24       6.112       79.62       626.9
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                          352      56,281,754      13.10      159,891       7.583       6.336       84.63       594.0
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                          506      96,459,321      22.45      190,631       7.464       6.122       89.60       619.1
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                          136      23,360,991       5.44      171,772       7.634       5.995       94.75       642.0
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                          84      14,457,525       3.37      172,113       8.026       6.858       99.82       652.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,477     429,607,131     100.00      173,438       7.484       6.225       81.06       610.5
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 17.32
Maximum: 100.00
Weighted Average: 81.06



4. DOCUMENTATION LEVEL GREATER THAN 85% LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % OF
                                                                   MORGAGE
                                                     AGGREGATE     POOL BY       AVG      WEIGHTED
                                           NUMBER     CUT-OFF     AGGREGATE   MORTGAGE    AVERAGE    WEIGHTED   WEIGHTED
                                             OF        DATE        CUT-OFF      LOAN       GROSS     AVERAGE     AVERAGE   WEIGHTED
                                          MORTGAGE   PRINCIPAL    PRINCIPAL   PRINCIPAL   INTEREST    GROSS     ORIGINAL   AVERAGE
DOCUMENTATION LEVEL GREATER THAN 85% LTV   LOANS      BALANCE      BALANCE     BALANCE      RATE      MARGIN       LTV    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                           426     73,433,541      54.69     172,379      7.561      6.315      91.84     612.0
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                         255     51,888,162      38.64     203,483      7.579      6.031      91.05     645.4
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                             41      8,216,130       6.12     200,393      7.361      5.999      92.87     631.7
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                       4        740,004       0.55     185,001      7.239      5.019      91.80     697.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       726    134,277,837     100.00     184,956      7.554      6.179      91.60     626.6
------------------------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.